UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2022

FIRST BANCORP.
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1519 Ponce de Leon Ave., P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
Registrant’s Telephone Number, Including Area Code:
Not applicable
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02 (e) Compensatory Arrangements of Certain Officers

On March 24, 2022, the Board of Directors (the “Board”) of First BanCorp. (the “Corporation”),  as part of its annual competitive review of executive compensation, and with guidance from its independent compensation consultant, Pearl Meyer & Partners LLC, approved the following compensation adjustments for certain of the Corporation’s Named Executive Officers (“NEOs”). Except for the adjustments to compensation discussed below, there were no changes to the terms and conditions of the short-term annual cash incentive and long-term equity incentive, as well as all other components of compensation under the Corporation’s compensation plans and programs which are as set forth on the Corporation’s 2021 Annual Proxy Statement.

Changes to base salary for certain NEOs

The Board approved an increase in the annual base salary for the following NEOs, effective April 1, 2022:

•	Aurelio Alemán, Chief Executive Officer (“CEO”) of the Corporation, increase to $1,000,000;
•	Nayda Rivera, Chief Risk Officer (“CRO”) of the Corporation, increase to $500,000.

Changes to Short-Term Incentive Opportunities for certain NEOs

The Board approved an adjustment to the target opportunity under the short-term incentive program for Aurelio Alemán, CEO, to 100% of base salary, effective for the annual cash incentive to be paid in 2023 related to 2022 performance.

Changes to Long-Term Incentive Opportunities for certain NEOs

The Board approved adjustments to the target opportunity under the long-term incentive program for the following NEOs, effective March 24, 2022 :

•	Aurelio Alemán, CEO, an incentive opportunity as a percentage of base salary of 145%;
•	Orlando Berges, Chief Financial Officer of the Corporation, an incentive opportunity as a percentage of base salary of 70%; and
•	Nayda Rivera, CRO, an incentive opportunity as a percentage of base salary of 70%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.

Date: March 30, 2022	/s/ Sara Alvarez
Sara Alvarez
EVP and General Counsel